Global X Health & Wellness Thematic ETF
NASDAQ: BFIT

Global X Longevity Thematic ETF
NASDAQ: LNGR

Global X Millennials Thematic ETF
NASDAQ: MILN

Prospectus

May 4, 2016

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares in a Fund are not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other agency of the U.S. Government, nor are shares deposits or obligations of any bank. Such shares in a Fund involve investment risks, including the loss of principal.

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FUND SUMMARIES

Global X Health & Wellness Thematic ETF

Ticker: BFIT Exchange: NASDAQ

INVESTMENT OBJECTIVE

The Global X Health & Wellness Thematic ETF (“Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the INDXX Global Health & Wellness Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.68%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]	0.00%
Total Annual Fund Operating Expenses:	0.68%

1 "Other Expenses" reflect estimated expenses for the Fund's first fiscal year of operations.

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$69	$218

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests more than 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

The Underlying Index is designed to provide exposure to exchange-listed companies in developed markets that provide products and services that facilitate physical wellness through active and healthy lifestyles, including but not limited to companies involved in fitness equipment, fitness technology, athletic apparel, nutritional supplements, and organic/natural food offerings, (collectively, “Health & Wellness Companies”), as defined by INDXX, the provider of the Underlying Index ("Index Provider").

The eligible universe of the Underlying Index includes the most liquid and investable companies in accordance with the standard market capitalization and liquidity criteria associated with developed markets, as defined by the Index Provider. As of April 15, 2016, companies must have a minimum market capitalization of $500 million and a minimum average daily turnover for the last 6 months greater than or equal to $2 million in order to be eligible for inclusion in the Underlying Index. The Underlying Index may include components from the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany,

Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, South Korea, the United Kingdom and the United States.
From the eligible universe, the Index Provider identifies Health & Wellness Companies by applying a proprietary analysis that consists of two primary components: theme identification and company analysis. As of April 15, 2016, the Index Provider has identified the following five themes that are expected to provide the most exposure to Health & Wellness Companies: (1) Healthy Food, Nutrition and Weight Loss, (2) Fitness and Fitness Apparel, (3) Nutritional Supplements and Preventive Health Care, (4) Anti-Aging and (5) Wellness (collectively, “Health & Wellness Themes”). In order to be included in the Underlying Index, a company must be identified as having significant exposure to one of these Health & Wellness Themes. The Index Provider analyzes companies based on two primary criteria: revenue exposure and primary business operations. A company is to have significant exposure to one of the Health & Wellness Themes if (i), according to a public filing, it generates a majority of its revenue from the sale of products or services from one of the Health & Wellness Themes, (ii), in the absence of a revenue segment breakdown, it has stated its primary business to be in products and services focused on one of the Health & Wellness Themes. Accordingly, the Fund assets will be concentrated (that is, it will hold 25% or more of its total assets) in companies that provide products and services that facilitate physical health and wellness.

The Underlying Index is weighted according to a modified capitalization weighting methodology and is reconstituted and rebalanced annually. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer discretionary, consumer staples, health care and information technology companies. The Fund's investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of April 15, 2016, the Underlying Index was concentrated in the Consumer Discretionary Sector and the Consumer Staples Sector.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities.

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund. To the extent that those APs exit the business or are unable to process creation and/or redemption orders, and no other AP is able to step forward to create or redeem in either of those cases, Shares may trade like closed-end fund shares at a discount to NAV and possibly face trading halts and/or delisting from NASDAQ (the "Exchange").

Concentration Risk: To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in the Consumer Discretionary Sector, Risks Related to Investing in the Consumer Staples Sector, Risks Related to Investing in Hong Kong, Risks Related to Investing in Japan, Risks Related to Investing in Taiwan and Risks Related to Investing in Health & Wellness Companies.

Currency Risk: Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if currencies of the underlying securities depreciate against the U.S. dollar.

Cyber Security Risk: Failures or breaches of the electronic systems of the Fund, the Fund's adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherit limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund's service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

Geographic Risk: A natural disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region.

Investable Universe of Companies Risk: The investable universe of companies in which the Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.
Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Risks Related to Investing in the Consumer Discretionary Sector: The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income and consumer preferences, social trends and marketing campaigns.

Risks Related to Investing in the Consumer Staples Sector: The consumer staples sector may be affected by marketing campaigns, changes in consumer demands, government regulations and changes in commodity prices.

Risks Related to Investing in Health & Wellness Companies: The Fund invests in health and wellness companies, including companies that operate gyms and fitness/wellness facilities as well as companies that provide, manufacture or distribute natural/organic foods, sports/fitness equipment, wearable fitness technology, fitness/athletic apparel, nutritional supplements, anti-aging products and dietary services. The risks related to investing in such companies include rapid changes in consumer trends, social trends, marketing campaigns, and consumers’ disposable income. In addition, these companies typically face intense competition domestically and abroad, which could adversely impact the success of these companies.

Risks Related to Investing in Hong Kong: Investments in Hong Kong issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risk specific to Hong Kong. China is Hong Kong’s largest trading partner, both in terms of exports and imports. Any changes in the Chinese economy, trade regulations or currency exchange rates, or a tightening of China’s control over Hong Kong, may have an adverse impact on Hong Kong’s economy.

Risks Related to Investing in Japan: The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. Since the year 2000, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect the Fund.

Risks Related to Investing in Taiwan: Investments in Taiwanese issuers involve risks that are specific to Taiwan, including legal, regulatory, political and economic risks. In addition, Taiwan is subject to the risk of natural disasters, such as typhoons and tsunamis, which could negatively affect the Fund.

Securities Lending Risk: Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Additionally, the Fund will bear any loss on the investment of cash collateral it receives. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Tracking Error Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Luis Berruga, Chang Kim, CFA, James Ong and Hailey Harris (“Portfolio Managers”). Berruga, Kim, Ong and Harris have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 17 of the Prospectus.

Global X Longevity Thematic ETF

Ticker: LNGR Exchange: NASDAQ

INVESTMENT OBJECTIVE

The Global X Longevity Thematic ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the INDXX Global Longevity Thematic Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.68%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]	0.00%
Total Annual Fund Operating Expenses:	0.68%

1 "Other Expenses" reflect estimated expenses for the Fund's first fiscal year of operations.

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$69	$218

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests more than 80% of its total assets in the securities of the Underlying Index. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

The Underlying Index is designed to provide exposure to exchange-listed companies in developed markets that facilitate the demographic trend of longer average life spans and the aging of the global population, including but not limited to companies involved in biotechnology, medical devices, pharmaceuticals, senior living facilities and specialized health care services (collectively, “Longevity Companies”), as defined by INDXX, the provider of the Underlying Index.

The eligible universe of the Underlying Index includes the most liquid and investable companies in accordance with the standard market capitalization and liquidity criteria associated with developed markets, as defined by the Index Provider. As of April 15, 2016, companies must have a minimum market capitalization of $500 million and a minimum average daily turnover for the last 6 months greater than or equal to $2 million in order to be eligible for inclusion in the Underlying Index. The Underlying Index may include components from the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, South Korea, the United Kingdom and the United States.

From the eligible universe, the Index Provider identifies Longevity Companies by applying a proprietary analysis that consists of two primary components: theme identification and company analysis. As of April 15, 2016, the Index Provider has identified the following five themes that are expected to provide the most exposure to Longevity Companies: (1) Health Care Products (2) Health Care Services, (3) Medical Devices, and (4) Senior Homes (collectively, “Longevity Themes”). In order to be included in the Underlying Index, a company must be identified as having significant exposure to one of these Longevity Themes. Companies are analyzed based on two primary criteria: revenue exposure and primary business operations. A company is deemed to have significant exposure to one of the Longevity Themes if (i), according to a public filing, it generates a majority of its revenue from one of the Longevity Themes, (ii), in the absence of a revenue segment breakdown, it has stated its primary business to be in products and services focused on one of the Longevity Themes. Accordingly, the Fund assets will be concentrated (that is, it will hold 25% or more of its total assets) in companies that provide products and services that facilitate the aging of the global population.

The Underlying Index is weighted according to a modified capitalization weighting methodology and is reconstituted and rebalanced annually. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include health care, biotechnology and pharmaceuticals companies as well as real estate investment trusts (“REITs”). The Fund's investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of April 15, 2016, the Underlying Index was concentrated in the Healthcare Sector, the Biotechnology Sector and the Medical Device Sector.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities.

Asset Class Risk: Securities in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund. To the extent that those APs exit the business or are unable to process creation and/or redemption orders, and no other AP is able to step forward to create or redeem in either of those cases, Shares may trade like closed-end fund shares at a discount to NAV and possibly face trading halts and/or delisting from NASDAQ (the "Exchange").

Concentration Risk: To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in the Healthcare Sector, Risks Related to Investing in the Biotechnology Sector, Risks Related to Investing in the Medical Devices Sector Risks, Related to Investing in the Pharmaceutical Sector, Risks Related to Investing in Denmark and Risks Related to Investing in Longevity Companies.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the relevant foreign currencies depreciate against the U.S. dollar.

Cyber Security Risk: Failures or breaches of the electronic systems of the Fund, the Fund's adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherit limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund's service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Foreign Securities Risk: Investments in the securities of foreign issuers are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security is traded. The Fund may lose value due to political, economic and geographic events affecting a foreign issuer or market.

Geographic Risk: A natural disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region.

International Closed-Market Trading: Because the Fund’s investments may be traded in markets that are closed when the Exchange is open, there are likely to be deviations between the current value of an underlying investment and last sale pricing (i.e., the last quote from its closed foreign market), resulting in premiums or discounts to NAV that may be greater than those experienced by other exchange-traded funds.

Investment Risk: An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Large-Capitalization Companies Risk: Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, or other government actors, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions, which could have a negative impact on the Fund. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 ("1940 Act"). As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Premium/Discount Risk: Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Risk of Investing in Developed Countries: The Fund’s investment in developed country issuers may subject the Fund to regulatory, political, currency, security, and economic risks specific to developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some other countries. A majority of developed countries have recently experienced a significant economic slowdown. In addition, developed countries may be impacted by changes to the economic health of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Risks Related to Investing in the Biotechnology Sector: Biotechnology companies face intense competition and the potential for rapid product obsolescence. Biotechnology companies may be adversely affected by the loss or impairment of intellectual property rights or changes in government regulations.

Risks Related to Investing in the Healthcare Sector: The healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

Risks Related to Investing in the Medical Device Sector: Companies in the medical equipment industry may be affected by the expiration of patents, litigation based on product liability, industry competition, product obsolescence and regulatory approvals, among other factors.

Risks Related to Investing in the Pharmaceutical Sector: Companies in the pharmaceuticals industry may be affected by industry competition, dependency on a limited number of products, obsolescence of products, government approvals and regulations, loss or impairment of intellectual property rights and litigation regarding product liability.

Risks Related to Investing in Real Estate Stocks and Real Estate Investment Trusts ("REIT"): The Fund may invest in an underlying fund that invests in companies that invest in real estate, such as REITs, which exposes investors in the Fund to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which real estate companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates.

Risks Related to Investing in Denmark: Investments in Danish issuers subject the Fund to legal, regulatory, political, currency, security, and economic risks specific to Denmark. The Danish economy, along with certain other European Union (the “EU”) economies, experienced a significant economic slowdown during the recent financial crisis. Denmark’s economy has also been characterized by slow growth and is facing demographic challenges that could lead to labor supply shortages in the near future.

Risks Related to Investing in Longevity Companies: The Fund invests in longevity companies, including pharmaceutical and biotechnology companies involved in the research, development, production and/or manufacturing of drugs; suppliers or manufacturers of medical devices; companies operating skilled nursing homes, senior living homes and continuing care communities; and providers of health care services, including home healthcare providers. Longevity companies may be affected by industry competition, dependency on a limited number of products, obsolescence of products, government approvals and regulations, loss or impairment of intellectual property rights and litigation regarding product liability. Longevity companies may be affected by government regulations and government healthcare programs, as well as increases or decreases in the cost of medical products and services and product liability claims. Many longevity companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability.

Secondary Market Trading Risk: Investors buying or selling Shares in the secondary market may pay brokerage commissions, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Although Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted.

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Tracking Error Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Luis Berruga, Chang Kim, CFA, James Ong and Hailey Harris (“Portfolio Managers”). Berruga, Kim, Ong and Harris have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 17 of the Prospectus.

Global X Millennials Thematic ETF

Ticker: MILN Exchange: NASDAQ

INVESTMENT OBJECTIVE

The Global X Millennials Thematic ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the INDXX Millennials Thematic Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.68%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]	0.00%
Total Annual Fund Operating Expenses:	0.68%

1 "Other Expenses" reflect estimated expenses for the Fund's first fiscal year of operations.

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$69	$218

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests more than 80% of its total assets in the securities of the Underlying Index. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

The Underlying Index is designed to measure the performance of U.S. listed companies that provide exposure to the millennial generation, (collectively, “Millennial Companies”), as defined by INDXX, the provider of the Underlying Index ("Index Provider"). The millennial generation refers to the demographic cohort in the U.S. with birth years ranging from 1980 to 2000.

The eligible universe of the Underlying Index includes the most liquid and investable companies in accordance with the standard market capitalization and liquidity criteria associated with developed markets, as defined by the Index Provider. As of April 15, 2016, companies must have a minimum market capitalization of $500 million and a minimum average daily turnover for the last 6 months greater than or equal to $2 million in order to be eligible for inclusion in the Underlying Index. The Underlying Index only includes companies listed in the United States. The Underlying Index is developed using a proprietary, multi-step research process to identify Millennial Companies. First, the Index Provider conducts fundamental research on trends related to the millennial generation, including but not limited to: consumer spending data, consumer behavior, technology and demographics. Based on this analysis, the Index Provider determines key categories that appear to be most reflective of how individuals from the millennial generation spend their time and money (collectively, “Spending Categories”). As of April 15, 2016, the Index

Provider has identified the following eight key Spending Categories for millennials: (1) Social and Entertainment, (2) Clothing and Apparel, (3) Travel and Mobility, (4) Food/Restaurants and Consumer Staples, (5), Financial Services and Investments, (6) Housing and Home Goods, (7) Education and Employment, and (8) Health and Fitness. These Spending Categories may change over time.

After establishing these Spending Categories, the Index Provider uses a variety of sources - including, but not limited to: industry reports, investment research and financial statements published by companies - to identify companies with significant exposure to these Spending Categories. A company is determined to have significant exposure to a Spending Category if, (i) according to a public filing, it generates a majority of its revenue from one of the Spending Categories, (ii), in the absence of a revenue segment breakdown, it has stated its primary business to be in products and services focused on one of the Spending Categories. The companies identified at this stage are then considered for further analysis, which ultimately determines their eligibility for inclusion in the Underlying Index.

In the final step of the selection process, the Index Provider conducts a composite analysis on the remaining companies to identify Millennial Companies within each of the Spending Categories. As part of this process, the Index Provider utilizes the fundamental research it has conducted on trends related to the millennial generation in order to evaluate companies based on quantitative and qualitative criteria that have been identified as being consistent with millennial demographics and consumer preferences. As of April 15, 2016, some examples of the criteria used in the evaluation process include but are not limited to Ecommerce, social and professional networks, digital media streaming services, athletic and outdoor apparel, multi-family apartments, and peer reviews/recommendations. The Index Provider then scores the companies based on these criteria to determine the companies that are most reflective of Millennial Companies within each Spending Category. These criteria will vary by Spending Category and are subject to evaluation on an annual basis. A minimum of five and a maximum of fifteen companies from each Spending Category are included in the Underlying Index, primarily based on their score in the composite analysis.

The Underlying Index is weighted according to a modified capitalization weighting methodology and is reconstituted and rebalanced annually. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer discretionary, consumer staples, information technology and financial services companies as well as real estate investment trusts (“REITs”). The Fund's investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of April 15, 2016, the Underlying Index was concentrated in the Consumer Discretionary Sector and the Information Technology Sector.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").
ADR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs. While the use of ADRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to certain of the risks associated with investing directly in foreign securities.

Asset Class Risk: Securities in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund. To the extent that those APs exit the business or are unable to process creation and/or redemption orders, and no other AP is able to step forward to create or redeem in either of those cases, Shares may trade like closed-end fund shares at a discount to NAV and possibly face trading halts and/or delisting from NASDAQ (the "Exchange").

Concentration Risk: To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in the Consumer Discretionary Sector, Risks Related to Investing in the Consumer Staples Sector, Risks Related to Investing in the Information Technology Sector and Risks Related to Investing in Millennial Companies.

Cyber Security Risk: Failures or breaches of the electronic systems of the Fund, the Fund's adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherit limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund's service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Investment Risk: An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Large-Capitalization Companies Risk: Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, or other government actors, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions, which could have a negative impact on the Fund. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 ("1940 Act"). As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Premium/Discount Risk: Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Secondary Market Trading Risk: Investors buying or selling Shares in the secondary market may pay brokerage commissions, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Although Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted.

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Risks Related to Investing in the Consumer Discretionary Sector: The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income and consumer preferences, social trends and marketing campaigns.

Risks Related to Investing in Real Estate Stocks and Real Estate Investment Trusts ("REITs"): The Fund may invest in an underlying fund that invests in companies that invest in real estate, such as REITs, which exposes investors in the Fund to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which real estate companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates.

Risks Related to Investing in the Consumer Staples Sector: The consumer staples sector may be affected by marketing campaigns, changes in consumer demands, government regulations and changes in commodity prices.

Risks Related to Investing in the Information Technology Sector: Information technology companies may have limited product lines, markets, financial resources or personnel. Information technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights.

Risks Related to Investing in Millennial Companies: The Fund invests in millennial companies, including companies involved in producing or distributing clothing and apparel, food (including restaurants), and consumer staples, as well as companies involved in the provision of social networks and social media, digital media, live events and entertainment, travel and transportation services, financial services and investments, housing and housing services and educational services. Millennial companies may be affected by changes in consumers’ disposable income, consumer preferences, social trends and marketing campaigns. Millennial companies generally face a high degree of competition and potentially rapid product obsolescence.

Tracking Error Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Luis Berruga, Chang Kim, CFA, James Ong and Hailey Harris (“Portfolio Managers”). Berruga, Kim, Ong and Harris have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 17 of the Prospectus.

PURCHASE AND SALE OF FUND SHARES

Shares of the Funds are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the Exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Funds’ distributor, SEI Investments Distribution Co. ("Distributor"), may engage in creation or redemption transactions directly with the Funds. The Funds will only issue or redeem Shares that have been aggregated into blocks of 50,000 Shares or multiples thereof ("Creation Units"). The Funds will issue or redeem Creation Units in return for a basket of cash and/or securities that each Fund specifies each Business Day.

TAX INFORMATION

Each Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-deferred arrangements may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker/dealer, sales persons or other intermediary or its employees or associated persons to recommend each Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ STRATEGIES AND RISKS

ADDITIONAL STRATEGIES

In addition to the investment strategies discussed above under Fund Summaries—Principal Investment Strategies, each Fund may use the following investment strategies:

Leverage: Each Fund may borrow money from a bank as permitted under the 1940 Act, and as interpreted or modified by a regulatory authority having jurisdiction, from time to time. For example, each Fund may borrow money at fiscal quarter end to maintain the required level of diversification to qualify as a “regulated investment company” (“RIC”) for purposes of the Internal Revenue Code of 1986, as amended (the “Code”).

Securities Lending: Each Fund may lend its portfolio securities to the extent noted under Fund Summaries-Principal Investment Strategies. In connection with such loans, each Fund receives liquid collateral equal to at least 102% of the value of domestic equity securities and ADRs and 105% of the value of the foreign equity securities (other than ADRs) being lent. This collateral is marked-to-market on a daily basis.

ADDITIONAL RISKS

Each Fund is subject to the risks described below. Some or all of these risks may adversely affect each Fund’s NAV, trading price, yield, total return and/or its ability to meet its objectives.

ADR/GDR Risk

To the extent a Fund seeks exposure to foreign companies, each Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities.

Asset Class Risk

The returns from the types of securities in which each Fund invests may under-perform returns from the various general securities markets or different asset classes. The stocks in the Underlying Indices may under-perform fixed-income investments and stock market investments that track other markets, segments and sectors. Different types of securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets.

Authorized Participants Concentration Risk

Each Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with each Fund’s distributor may engage in creation or redemption transactions directly with each Fund. To the extent that those APs exit the business, or are unable to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem in either of those cases, Shares may trade like closed-end fund shares at a discount to NAV, and may possibly face delisting from the Exchange.

Concentration Risk

In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers located in a single country, market, industry, group of industries, asset class, or sector. To the extent that the Underlying Index concentrates in the securities of issuers in such an area, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a single country, market, industry, group of industries, asset class, or sector, each Fund faces more risks than if it were diversified broadly over numerous such areas. Such risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a country, market, industry, group of industries, asset class, or sector. In addition, at times, such country, market, industry, group of industries, asset class, or sector may be out of favor and underperform other such categories or the market as a whole.

Cyber Security Risk

Failures or breaches of the electronic systems of each Fund, each Fund's adviser, and each Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which each Fund invests have the ability to cause disruptions and negatively impact each Fund's business operations, potentially resulting in financial losses to each Fund and its shareholders. While each Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherit limitations in such plans and systems. Furthermore, each Fund cannot control the cyber security plans and systems of each Fund's service providers, market makers, Authorized Participants or issuers of securities in which each Fund invests.

Equity Securities Risk

Each Fund may invest in equity securities, which are subject to changes in value that may be attributable to market perception of a particular issuer, general stock market fluctuations that affect all issuers, or as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Investments in equity securities may be more volatile than investments in other asset classes.

Geographic Risk

Geographic risk is the risk that each Fund’s assets may be concentrated in countries located in the same geographic region. This concentration will subject each Fund to risks associated with that particular region, such as a natural disaster.

Investment Risk

An investment in each Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.

Issuer Risk

Issuer risk is the risk that any of the individual companies that each Fund invests in may perform badly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which would also cause their stock prices to decline.

Large-Capitalization Companies Risk

Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Leverage Risk

Each Fund may borrow money at fiscal quarter end to maintain the required level of diversification to qualify as a RIC for purposes of the Code. As a result, each Fund may be exposed to the risks of leverage, which may be considered a speculative investment technique. Leverage magnifies the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in each Fund. If the value of each Fund's assets increases, then leveraging would cause each Fund's NAV to increase more sharply than it would have had each Fund not leveraged. Conversely, if the value of each Fund's assets decreases, leveraging would cause each Fund's NAV to decline more sharply than it otherwise would have had each Fund not leveraged. Each Fund may incur additional expenses in connection with borrowings.

Management Risk

Each Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. Therefore, each Fund is subject to management risk. That is, the Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause each Fund to underperform the market or its relevant benchmark or adversely affect the ability of each Fund to achieve its investment objective. The ability of the Adviser to successfully implement each Fund’s investment strategies will influence each Fund’s performance significantly.

Market Risk

Market risk is the risk that the value of the securities in which each Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Turbulence in the financial markets and reduced market liquidity may negatively affect issuers, which could have an adverse effect on each Fund. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, or other government actors, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions, which could have a negative impact on each Fund. Each Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks

Absence of Active Market

Although Shares of each Fund are or will be listed for trading on a U.S. exchange and may be listed on certain foreign exchanges, there can be no assurance that an active trading market for such Shares will develop or be maintained.

Risks of Secondary Listings

Each Fund's Shares may be listed or traded on U.S. and non-U.S. exchanges other than the U.S. exchange where each Fund’s primary listing is maintained. There can be no assurance that each Fund’s Shares will continue to trade on any such exchange or in any market or that each Fund's Shares will continue to meet the requirements for listing or trading on any exchange or in any market. Each Fund's Shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Shares on a U.S. exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risk

Shares of each Fund may trade in the secondary market on days when each Fund does not accept orders to purchase or redeem Shares. On such days, Shares may trade in the secondary market with more significant premiums or discounts than might be experienced on days when each Fund accepts purchase and redemption orders.

Secondary market trading in Fund Shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund Shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund Shares will continue to be met or will remain unchanged.

Shares of each Fund May Trade at Prices Other Than NAV

Shares of each Fund may trade at, above or below NAV. The per share NAV of each Fund will fluctuate with changes in the market value of such Fund’s holdings. The trading prices of Shares will fluctuate in accordance with changes in its NAV as well as market supply and demand. The trading prices of each Fund's Shares may deviate significantly from NAV during periods of market volatility. Any of these factors may lead to each Fund's Shares trading at a premium or discount to NAV. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to each Fund’s NAV, exchange prices are not expected to correlate exactly with each Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Since foreign exchanges may be open on days when each Fund does not price Shares, the value of the securities in each Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Costs of Buying or Selling Fund Shares

Buying or selling Fund Shares involves two types of costs that apply to all securities transactions. When buying or selling Shares of each Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund Shares (the "bid" price) and the market price at which they are willing to sell Fund Shares (the "ask" price).

Because of the costs inherent in buying or selling Fund Shares, frequent trading may detract significantly from investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk

Each Fund is classified as a “non-diversified” investment company under the 1940 Act. This means that each Fund may invest most of its assets in securities issued by or representing a small number of companies. As a result, each Fund may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

Operational Risk

Each Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of each Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Passive Investment Risk

Each Fund is not actively managed and may be affected by a general decline in market segments relating to the respective Underlying Index. Each Fund invests in securities included in, or representative of, the Underlying Index regardless of their investment merits. The Adviser does not attempt to take defensive positions in declining markets beyond the mechanics built into the Underlying Index. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, each Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause each Fund’s return to be lower than if each Fund employed an active strategy.

Premium/Discount Risk

Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Qualification as a Regulated Investment Company Risk

Each Fund must meet a number of diversification requirements to qualify as a RIC under Section 851 of the Code and, if qualified, to continue to qualify. If each Fund experiences difficulty in meeting those requirements for any fiscal quarter, it might enter into borrowings in order to increase the portion of each Fund’s total assets represented by cash, cash items, and U.S. government securities shortly thereafter and, as of the close of the following fiscal quarter, to attempt to meet the requirements. However, each Fund may incur additional expenses in connection with any such borrowings, and increased investments by each Fund in cash, cash items, and U.S. government securities (whether the Funds make such investments from borrowings) are likely to reduce each Fund’s return to investors.

Reliance on Trading Partners Risk

Each Fund may invest in economies that are heavily dependent upon trading with key partners. Any reduction in this trading, institution of tariffs or other trade barriers or a slowdown in the economies of any of its key trading partners may cause an adverse impact on the economies of the markets in which each Fund invests.

Risk of Investing in Developed Countries

Risk of Investing in Developed Countries applies to the Global X Health & Wellness Thematic ETF and the Global X Longevity Thematic ETF.

Investment in developed country issuers may subject a Fund to regulatory, political, currency, security, and economic risk specific to developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of economic growth. A prolonged slowdown in, among others, services sectors is likely to have a negative impact on economies of certain developed countries. Developed countries experienced a significant economic slowdown during the recent financial crisis. In the past, certain developed countries have been targets of terrorism. Acts of terrorism in developed countries or against their interests abroad may cause uncertainty in the financial markets and adversely affect the performance of the issuers to which a Fund has exposure. Heavy regulation of, among others, labor and product markets may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.

Risks Related to Investing in the Biotechnology Sector

Risks Related to Investing in the Biotechnology Sector applies to the Global X Longevity Thematic ETF.

Companies in the biotechnology industry spend heavily on research and development, and their products or services may not prove commercially successful or may become obsolete quickly. The biotechnology industry is subject to a significant amount of governmental regulation, and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on this industry. Companies in the biotechnology industry are subject to risks of new technologies and competitive pressures and are heavily dependent on patents and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Risks Related to Investing in the Healthcare Sector

Risks Related to Investing in the Healthcare Sector applies to the Global X Longevity Thematic ETF.

Companies in the healthcare sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the healthcare sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of the companies. Healthcare companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the healthcare sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

Risks Related to Investing in the Medical Device Sector

Risks Related to Investing in the Medical Device Sector applies to the Global X Longevity Thematic ETF.

Companies in the medical device industry may be heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of these companies. Companies in the medical device industry may be subject to extensive litigation based on product liability and similar claims as well as competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. The profitability of some medical device companies may be dependent on a relatively limited number of products. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the medical device industry are subject to regulatory approvals, and the process of obtaining such approvals may be long and costly.

Risks Related to Investing in the Pharmaceutical Sector

Risks Related to Investing in the Pharmaceutical Sector applies to the Global X Longevity Thematic ETF.

Companies in the pharmaceuticals industry are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. The profitability of some companies in the pharmaceuticals industry may be dependent on a relatively limited number of products. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the pharmaceuticals industry are subject to government approvals, regulation and reimbursement rates. The process of obtaining government approvals may be long and costly. Many companies in the pharmaceuticals industry are heavily dependent on patents and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Companies in the pharmaceuticals industry may be subject to extensive litigation based on product liability and similar claims.

Risks Related to Investing in the Consumer Discretionary Sector

Risks Related to Investing in the Consumer Discretionary Sector applies to the Global X Health & Wellness Thematic ETF and the Global X Millennials Thematic ETF.

The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

Risks Related to Investing in the Consumer Staples Sector

Risks Related to Investing in the Consumer Staples Sector applies to the Global X Health & Wellness Thematic ETF and the Global X Millennials Thematic ETF.

Companies in the consumer staples sector are subject to government regulation affecting their products, which may negatively impact such companies’ performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food, beverage, household and personal products companies may be strongly affected by consumer interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and international economy, interest rates, competition and consumer confidence and spending.

Risks Related to Investing in the Information Technology Sector

Risks Related to Investing in the Information Technology Sector applies to the Global X Millennials Thematic ETF.

Market or economic factors impacting technology companies and companies that rely heavily on technology advances could have a major effect on the value of each Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and increased competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies and companies that rely heavily on technology, especially those of smaller, less seasoned companies, tend to be more volatile than the overall market. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Risks Related to Investing in Denmark

Risks Related to Investing in Denmark applies to the Global X Longevity Thematic ETF.

Investments in Danish issuers subject the Fund to legal, regulatory, political, currency, security, and economic risks specific to Denmark. The Danish economy, along with certain other European Union (the “EU”) economies, experienced a significant economic slowdown during the recent financial crisis. Denmark’s economy has also been characterized by slow growth and is facing demographic challenges that could lead to labor supply shortages in the near future.

Risks Related to Investing in Hong Kong

Risks Related to Investing in Hong Kong applies to the Global X Health & Wellness Thematic ETF.

Investments in Hong Kong issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risk specific to Hong Kong. China is Hong Kong’s largest trading partner, both in terms of exports and imports. Any changes in the Chinese economy, trade regulations or currency exchange rates, or a tightening of China’s control over Hong Kong, may have an adverse impact on Hong Kong’s economy.

Risks Related to Investing in Japan

Risks Related to Investing in Japan applies to the Global X Health & Wellness Thematic ETF.

The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. Since the year 2000, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect the Fund.

Risks Related to Investing in Taiwan

Risks Related to Investing in Taiwan applies to the Global X Health & Wellness Thematic ETF.

Investments in Taiwanese issuers involve risks that are specific to Taiwan, including legal, regulatory, political and economic risks. In addition, Taiwan is subject to the risk of natural disasters, such as typhoons and tsunamis, which could negatively affect the Fund.

Risks Related to Investing in the United States

Each Fund may have significant exposure to U.S. issuers. Decreasing imports or exports, changes in trade regulations and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. The financial crisis that began in 2007 caused a significant decline in the value and liquidity of issuers in the United States. Policy and legislative changes in the United States are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as the value of certain securities. In addition, a continued rise in the U.S. public debt level or U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the Funds have exposure.

Risks Related to Investing in Health & Wellness Companies

Risks Related to Investing in Health & Wellness Companies applies to the Global X Health & Wellness Thematic ETF.

The Fund invests in health and wellness companies, including companies that operate gyms and fitness/wellness facilities as well as companies that provide, manufacture or distribute natural/organic foods, sports/fitness equipment, wearable fitness technology, fitness/athletic apparel, nutritional supplements, anti-aging products and dietary services. The risks related to investing in such companies include rapid changes in consumer trends, social trends, marketing campaigns, and consumers’ disposable income. In addition, these companies typically face intense competition domestically and abroad, which could adversely impact the success of these companies.

Risks Related to Investing in Longevity Companies

Risks Related to Investing in Longevity Companies applies to the Global X Longevity Thematic ETF.

The Fund invests in longevity companies, including pharmaceutical and biotechnology companies involved in the research, development, production and/or manufacturing of drugs; suppliers or manufacturers of medical devices; companies operating skilled nursing homes, senior living homes and continuing care communities; and providers of health care services, including home healthcare providers. Longevity companies may be affected by industry competition, dependency on a limited number of products, obsolescence of products, government approvals and regulations, loss or impairment of intellectual property rights and litigation regarding product liability. Longevity companies may be affected by government regulations and government healthcare programs, as well as increases or decreases in the cost of medical products and services and product liability claims. Many longevity companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability.

Risks Related to Investing in Millennial Companies

Risks Related to Investing in Millennial Companies applies to the Global X Millennials Thematic ETF.

The Fund invests in millennial companies, including companies involved in producing or distributing clothing and apparel, food (including restaurants), and consumer staples, as well as companies involved in the provision of social networks and social media, digital media, live events and entertainment, travel and transportation services, financial services and investments, housing and housing services and educational services. Millennial companies may be affected by changes in consumers’ disposable income, consumer preferences, social trends and marketing campaigns. Millennial companies generally face a high degree of competition and potentially rapid product obsolescence.

Secondary Market Trading Risk

Investors buying or selling Shares in the secondary market may pay brokerage commissions, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Although Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted.

Small- and Mid-Capitalization Companies Risk

Each Fund may invest a significant percentage of its assets in small- and medium-capitalization companies. If it does so, it may be subject to certain risks associated with small- or medium-capitalization companies. These companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Tracking Error Risk

Each Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, each Fund incurs a number of operating expenses not applicable to the Underlying Index and incurs costs associated with buying and selling securities, especially when rebalancing each Fund’s securities holdings to reflect changes in the composition of the Underlying Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. Because each Fund bears the costs and risks associated with buying and selling securities, while such costs and risks are not factored into the return of the Underlying Index, each Fund’s return may deviate significantly from the return of the Underlying Index. In addition, each Fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions they represent of the Underlying Index, due to legal restrictions or limitations imposed by the government of a particular country or a lack of liquidity on stock exchanges in which such securities trade. Each Fund is expected to value some or all of its investments based on fair value prices. To the extent each Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Underlying Index is not based on fair value prices), each Fund’s ability to track the Underlying Index may be adversely affected.

Trading Halt Risk

An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in each Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, each Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk

The sales price each Fund could receive for a security may differ from each Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. Because non-U.S. exchanges may be open on days when each Fund does not price its Shares, the value of the securities in each Fund's portfolio may change on days when shareholders will not be able to purchase or sell each Fund's Shares.

PORTFOLIO HOLDINGS INFORMATION

A description of the Trust’s policies and procedures with respect to the disclosure of each Funds’ portfolio securities is available in each Funds’ combined Statement of Additional Information (“SAI”). The top holdings of each Fund can be found at www.globalxfunds.com and Fund Fact sheets provide information regarding each Fund’s top holdings and may be requested by calling 1-888-GX-Fund-1 (1-888-493-8631).

FUND MANAGEMENT

Investment Adviser

Global X Management Company LLC (the "Adviser") serves as the investment adviser and the administrator for the Funds. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing the investment activities of the Funds and each Funds' business affairs and other administrative matters. The Adviser has been a registered investment adviser since 2008. The Adviser is a Delaware limited liability company with its principal offices located at 600 Lexington Avenue, 20th Floor, New York, New York 10022. As of April 29, 2016, the Adviser provided investment advisory services for assets of approximately $3.2 billion.

Pursuant to a Supervision and Administration Agreement and subject to the general supervision of the Board of Trustees, the Adviser provides or causes to be furnished, all supervisory, administrative and other services reasonably necessary for the operation of the Funds and also bears the costs of various third-party services required by the Funds, including audit, certain custody, portfolio accounting, legal, transfer agency and printing costs. The Supervision and Administration Agreement also requires the Adviser to provide investment advisory services to the Funds pursuant to an Investment Advisory Agreement.

Each Fund pays the Adviser a fee (“Management Fee”) in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. The monthly Management Fee payable to the Adviser by the Funds is at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Management Fee
Global X Health & Wellness Thematic ETF	0.68%
Global X Longevity Thematic ETF	0.68%
Global X Millennials Thematic ETF	0.68%

Portfolio Management

The Portfolio Managers who are currently responsible for the day-to-day management of each Funds' portfolios are Luis Berruga, Chang Kim, James Ong, and Hailey Harris.

Luis Berruga: Luis Berruga has been Chief Operating Officer and Chief Financial Officer of the Adviser since February 2014 and September 2015, respectively.  Previously, Mr. Berruga was an investment banker at Jefferies in the financial services group from 2012 through 2014 and a Regional Product Specialist in Morgan Stanley’s Private Wealth Management Group from 2005 through 2012.  Mr. Berruga received his MBA from the Kellogg School of Management at Northwestern University.

Chang Kim: Chang Kim, CFA, joined the Adviser in September, 2009 and was promoted to Portfolio Analyst in April 2010.  He currently holds the position of Portfolio Manager with the Adviser. Mr. Kim received his Bachelor of Arts from Yale University in 2009.

James Ong: James Ong joined the Adviser in July 2014 as a Portfolio Management Associate. Previously, Mr. Ong served for two years as an investment banker in the Media & Telecom group at Jeffries. Mr. Ong received his Bachelor in Economics from Harvard University in 2012.

Hailey Harris: Hailey Harris joined the Adviser in April 2015 as a Portfolio Management Associate. Previously, Ms. Harris was a Senior Analyst, Portfolio Management at ProShare Advisors, LLC from 2011 through 2015 and a Client Operations Associate at Cambridge Associates, LLC from 2010 through 2011. Ms. Harris received her Bachelor of Science from the University of Maryland in 2009.

The SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities of the Funds.

DISTRIBUTOR

SEI Investments Distribution Co. ("Distributor") distributes Creation Units for the Funds on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by each Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456. The Distributor is not affiliated with the Adviser.

BUYING AND SELLING FUND SHARES

Shares of the Funds trade on the Exchange and in the secondary market during the trading day. Shares can be bought and sold throughout the trading day like other Shares of publicly-traded securities. There is no minimum investment for purchases made on the Exchange. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges. In addition, you will also incur the cost of the “spread,” which is the difference between what professional investors are willing to pay for Shares (the “bid” price) and the price at which they are willing to sell Shares (the “ask” price). The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of Shares. The spread with respect to Shares varies over time based on each Fund’s trading volume and market liquidity, and is generally lower if each Fund has a lot of trading volume and market liquidity and higher if each Fund has little trading volume and market liquidity. Because of the costs of buying and selling Shares, frequent trading may reduce investment return.

Shares of each Fund may be acquired or redeemed directly from each Fund only in Creation Units or multiples thereof, as discussed in the "Creations and Redemptions" section in the SAI. Once created, Shares generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the Funds trade under the trading symbols listed for each Fund in each Fund Summaries section of the Prospectus.

The Funds are listed on the Exchange, which is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Book Entry

Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any rights as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form.

FREQUENT TRADING

Unlike frequent trading of shares of a traditional open-end mutual fund (i.e., not exchange-traded shares), frequent trading of Shares on the secondary market does not disrupt portfolio management, increase each Fund's trading costs, lead to realization of capital gains, or otherwise harm Fund shareholders because these trades do not involve each Fund directly. A few institutional investors are authorized to purchase and redeem each Fund's Shares directly with each Fund. When these trades are effected in-kind (i.e., for securities, and not for cash), they do not cause any of the harmful effects (noted above) that may result from frequent cash trades. Moreover, each Fund imposes transaction fees on in-kind purchases and redemptions of each Fund intended to cover the custodial and other costs incurred by each Fund in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that each Fund’s trading costs increase in those circumstances, although transaction fees are subject to certain limits and therefore may not cover all related costs incurred by each Fund. For these reasons, the Board of Trustees has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in Shares of the Funds.

DISTRIBUTION AND SERVICE PLAN

The Board of Trustees of the Trust has adopted a Distribution and Services Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its Shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

No Rule 12b-1 fees are currently paid by each Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of each Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in each Fund. By purchasing Shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing Shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to Shares will be reduced by the amount of distribution fees and service fees and other expenses of each Fund.

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income, including any net foreign currency gains, generally are declared and paid at least annually and any net realized security gains are distributed at least annually. In order to improve tracking error or comply with the distribution requirements of the Code, dividends may be declared and paid more frequently than annually for each Fund.

Dividends and other distributions on Shares are distributed on a pro rata basis to beneficial owners of such Shares. Dividend payments are made through DTC participants to beneficial owners then of record with proceeds received from each Fund. Dividends and security gain distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional Shares.

No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of each Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares purchased in the secondary market.

TAXES

The following is a summary of certain tax considerations that may be relevant to an investor in each Fund. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents and is based on current tax law. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distributions. Each Fund receives income and gains on its investments. The income, less expenses incurred in the operation of each Fund, constitutes each Fund's net investment income from which dividends may be paid to you. Each Fund intends to qualify as a regulated investment company ("RIC") under the Internal Revenue Code ("Code") for federal tax purposes and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on each Fund’s distributions to you. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gains (the excess of net long-term capital gains over net short-term capital losses) of each Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your Shares or whether you take distributions in cash of additional Shares. The maximum long-term capital gain rate applicable to individuals is 20%.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates as long as certain requirements are met. In general, if 95% or more of the gross income of each Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by each Fund to individual shareholders will be treated as qualifying dividends. But if less than 95% of the gross income of each Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by such Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by such Fund. For the lower rates to apply, you must have owned your Shares for at least 61 days during the 121-day period beginning on the date that is 60 days before such Fund’s ex-dividend date (and such Fund will need to have met a similar holding period requirement with respect to the Shares of the corporation paying the qualifying dividend). The amount of each Fund’s distributions that qualify for this favorable treatment may be reduced as a result of such Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations. In addition, whether distributions received from foreign corporations are qualifying dividends will depend on several factors including the country of residence of the corporation making the distribution. Accordingly, distributions from many of each Funds’ holdings may not be qualifying dividends.

A portion of distributions paid by each Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of such Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations. All dividends (including the deducted portion) must be included in a corporation’s alternative minimum taxable income calculations.

Distributions from each Fund will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by each Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

You should note that if you buy Shares of each Fund shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

You will be informed of the amount of your ordinary income dividends, qualifying dividend income, and capital gain distributions at the time they are paid, and you will be advised of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Shares for a full year, each Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in such Fund.

Each Fund’s investments in partnerships, including in partnerships defined as Qualified Publicly Traded Partnerships for tax purposes, may result in such Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Excise Tax Distribution Requirements. Under the Internal Revenue Code (the "Code"), a nondeductible excise tax of 4% is imposed on the excess of a RIC’s “required distribution” for the calendar year ending within the RIC’s taxable year over the “distributed amount” for such calendar year. The term “required distribution” means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98.2% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (or December 31, if each Fund so elects), and (c) the sum of any untaxed, undistributed net investment income and net capital gains of the RIC for prior periods. The term “distributed amount” generally means the sum of (a) amounts actually distributed by each Fund from its current year’s ordinary income and capital gain net income and (b) any amount on which each Fund pays income tax for the taxable year ending in the calendar year. Although each Fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, each Fund may determine that it is in the interest of shareholders to distribute a lesser amount. The Funds intend to declare and pay these amounts in December (or in January, which must be treated by you as received in December) to avoid these excise taxes, but can give no assurances that their distributions will be sufficient to eliminate all such taxes.

Foreign Currencies. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time each Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency, and the time such Fund actually collects such receivables or pays such liabilities, are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward foreign currency contract which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of each Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of such Fund’s net capital gain.

Foreign Taxes. Each Fund will be subject to foreign withholding taxes with respect to certain dividends or interest received from sources in foreign countries. If at the close of the taxable year more than 50% in value of each Fund’s assets consists of stock in foreign corporations, such Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (subject to certain limitations) (1) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If each Fund is not eligible or chooses not to make this election, it will be entitled to deduct such taxes in computing the amounts it is required to distribute.

Sales and Exchanges. The sale of Shares is a taxable event on which a gain or loss is recognized. The amount of gain or loss is based on the difference between your tax basis in Shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Shares for over one year at the time you sell or exchange them. Gains and losses on Shares held for one year or less will generally constitute short-term capital gains, except that a loss on Shares held six months or less will be re-characterized as a long-term capital loss to the extent of any long-term capital gain distributions that you have received on the Shares. A loss realized on a sale or exchange of Shares may be disallowed under the so-called “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of each Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the Shares acquired.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA or other tax-qualified plan will not be currently taxable until funds are withdrawn from the tax qualified plan unless the Shares were purchased with borrowed funds.

Backup Withholding. Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury the applicable back-up withholding rate of the dividends and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service, or (iii) who has failed to certify to each Fund, when required to do so, that he or she is not subject to backup withholding or is an “exempt recipient.”

U.S. Tax Treatment of Foreign Shareholders. A foreign shareholder generally will not be subject to U.S. withholding tax in respect of proceeds from, or gain on, the redemption of Shares or in respect of capital gain dividends (i.e., dividends attributable to long-term capital gains of each Fund) unless, in the case of a shareholder who is a non-resident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by such Fund of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, unless the distributions are effectively connected with a U.S. trade or business of the shareholder. Nonresident, non-U.S. citizens may not be subject to tax on a RIC's "interest-related dividends" or "short-term capital gain dividends" if expired provisions of the Code providing such relief are restored. Foreign shareholders should consult their tax advisors regarding the U.S. and foreign tax consequences of investing in each Fund.

Cost Basis Reporting. Federal law requires that mutual fund complexes or intermediaries report their shareholders' cost basis, gain/loss, and holding period to the IRS on each Funds' shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any RIC and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

For those securities defined as "covered" under current IRS cost basis tax reporting regulations, the Funds or intermediaries are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not "covered." The Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

State and Local Taxes. You may also be subject to state and local taxes on income and gain attributable to your ownership of Shares. State income taxes may not apply, however, to the portions of each Fund’s distributions, if any, that are attributable to interest earned by each Fund on U.S. government securities. You should consult your tax advisor regarding the tax status of distributions in your state and locality.

Consult Your Tax Professional. Your investment in each Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in each Fund. More tax information relating to the Funds is also provided in the Statement of Additional Information. This short summary is not intended as a substitute for careful tax planning.

DETERMINATION OF NET ASSET VALUE

Each Fund calculates its NAV as of the regularly scheduled close of business of the NASDAQ OMX (“NASDAQ”) (normally 4:00 p.m. Eastern time) on each day that NASDAQ is open for business, based on prices at the time of closing, provided that any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that make a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers). The NAV of each Fund is calculated by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding Shares, generally rounded to the nearest cent. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

In calculating each Fund’s NAV, each Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer), or (iii) based on amortized cost, provided the amortized cost is approximately the value on current sale of the security. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. Each Fund may use various pricing services or discontinue the use of any pricing service.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by each Fund’s Board of Trustees. A price obtained from a pricing service based on such pricing service's valuation matrix may be used to fair value a security. The frequency with which each Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which each Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which each Fund’s NAV is computed and that may materially affect the value of each Fund’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Valuing each Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate each Fund’s NAV and the prices used by each Fund’s Underlying Index, which, in turn, could result in a difference between each Fund’s performance and the performance of each Fund’s Underlying Index.

Because foreign markets may be open on different days than the days during which a shareholder may purchase Shares, the value of each Fund’s investments may change on days when shareholders are not able to purchase Shares. Additionally, due to varying holiday schedules, redemption requests made on certain dates may result in a settlement period exceeding seven calendar days. A list of the holiday schedules of the foreign exchanges of each Fund’s Underlying Index, as well as the dates on which a settlement period would exceed seven calendar days in 2016 and 2017, is contained in the SAI.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by the Adviser. Any use of a different rate from the rates used by each Index Provider may adversely affect each Fund’s ability to track its Underlying Index.

The right of redemption may be suspended or the date of payment postponed with respect to each Fund (1) for any period during which the NASDAQ or listing exchange is closed (other than customary weekend and holiday closings), (2) for any period during which trading on the NASDAQ or listing exchange is suspended or restricted, (3) for any period during which an emergency exists as a result of which disposal of each Fund’s portfolio securities or determination of its NAV is not reasonably practicable, or (4) in such other circumstances as the SEC permits.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often the Shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of each Fund during the past four calendar quarters can be found at www.globalxfunds.com.

INFORMATION REGARDING THE INDICES AND THE INDEX PROVIDER

INDXX Global Health & Wellness Thematic Index

The objective of the Underlying Index is to provide exposure to exchange-listed companies in developed markets that provide products and services that facilitate physical wellness through active and healthy lifestyles, including but not limited to companies involved in fitness equipment, fitness technology, athletic apparel, nutritional supplements, and organic/natural food offerings, (collectively, “Health & Wellness Companies”), as defined by INDXX, the provider of the Underlying Index ("Index Provider").

The eligible universe of the Underlying Index includes the most liquid and investable companies in accordance with the standard market capitalization and liquidity criteria associated with developed markets, as defined by the Index Provider. As of April 15, 2016, companies must have a minimum market capitalization of $500 million and a minimum average daily turnover for the last 6 months greater than or equal to $2 million in order to be eligible for inclusion in the Underlying Index. The Underlying Index may include components from the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany,

Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, South Korea, the United Kingdom and the United States.

From the eligible universe, the Index Provider identifies Health & Wellness Companies by applying a proprietary analysis that consists of two primary components: theme identification and company analysis. As of April 15, 2016, the Index Provider has identified the following five themes that are expected to provide the most exposure to Health & Wellness Companies: (1) Healthy Food, Nutrition and Weight Loss, (2) Fitness and Fitness Apparel, (3) Nutritional Supplements and Preventive Health Care, (4) Anti-Aging and (5) Wellness (collectively, “Health & Wellness Themes”). In order to be included in the Underlying Index, a company must be identified as having significant exposure to one of these Health & Wellness Themes. The Index Provider analyzes companies based on two primary criteria: revenue exposure and primary business operations. A company is to have significant exposure to one of the Health & Wellness Themes if (i), according to a public filing, it generates a majority of its revenue from the sale of products or services from one of the Health & Wellness Themes, (ii), in the absence of a revenue segment breakdown, it has stated its primary business to be in products and services focused on one of the Health & Wellness Themes. Accordingly, the Fund assets will be concentrated (that is, it will hold 25% or more of its total assets) in companies that provide products and services that facilitate physical health and wellness.

The Underlying Index is weighted according to a modified capitalization weighting methodology and is reconstituted and rebalanced annually. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer discretionary, consumer staples, health care and information technology companies.

INDXX Global Longevity Thematic Index

The Underlying Index is designed to provide exposure to exchange-listed companies in developed markets that facilitate the demographic trend of longer average life spans and the aging of the global population, including but not limited to companies involved in biotechnology, medical devices, pharmaceuticals, senior living facilities and specialized health care services (collectively, “Longevity Companies”), as defined by INDXX, the provider of the Underlying Index.

The eligible universe of the Underlying Index includes the most liquid and investable companies in accordance with the standard market capitalization and liquidity criteria associated with developed markets, as defined by the Index Provider. As of April 15, 2016, companies must have a minimum market capitalization of $500 million and a minimum average daily turnover for the last 6 months greater than or equal to $2 million in order to be eligible for inclusion in the Underlying Index. The Underlying Index may include components from the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, South Korea, the United Kingdom and the United States.

From the eligible universe, the Index Provider identifies Longevity Companies by applying a proprietary analysis that consists of two primary components: theme identification and company analysis. As of April 15, 2016, the Index Provider has identified the following five themes that are expected to provide the most exposure to Longevity Companies: (1) Health Care Products (2) Health Care Services, (3) Medical Devices, and (4) Senior Homes (collectively, “Longevity Themes”). In order to be included in the Underlying Index, a company must be identified as having significant exposure to one of these Longevity Themes. Companies are analyzed based on two primary criteria: revenue exposure and primary business operations. A company is deemed to have significant exposure to one of the Longevity Themes if (i), according to a public filing, it generates a majority of its revenue from one of the Longevity Themes, (ii), in the absence of a revenue segment breakdown, it has stated its primary business to be in products and services focused on one of the Longevity Themes. Accordingly, the Fund assets will be concentrated (that is, it will hold 25% or more of its total assets) in companies that provide products and services that facilitate the aging of the global population.

The Underlying Index is weighted according to a modified capitalization weighting methodology and is reconstituted and rebalanced annually. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include health care, biotechnology and pharmaceuticals companies as well as real estate investment trusts (“REITs”).

INDXX Millennials Thematic Index

The objective of the Underlying Index is to track the performance of U.S. listed companies that provide exposure to the millennial generation, (collectively, “Millennial Companies”), as defined by INDXX, the provider of the Underlying Index ("Index Provider"). The millennial generation refers to the demographic cohort in the U.S. with birth years ranging from 1980 to 2000.

The eligible universe of the Underlying Index includes the most liquid and investable companies in accordance with the standard market capitalization and liquidity criteria associated with developed markets, as defined by the Index Provider. As of April 15, 2016, companies must have a minimum market capitalization of $500 million and a minimum average daily turnover for the last

6 months greater than or equal to $2 million in order to be eligible for inclusion in the Underlying Index. The Underlying Index only includes companies listed in the United States. The Underlying Index is developed using a proprietary, multi-step research process to identify Millennial Companies. First, the Index Provider conducts fundamental research on trends related to the millennial generation, including but not limited to: consumer spending data, consumer behavior, technology and demographics. Based on this analysis, the Index Provider determines key categories that appear to be most reflective of how individuals from the millennial generation spend their time and money (collectively, “Spending Categories”). As of April 15, 2016, the Index Provider has identified the following eight key Spending Categories for millennials: (1) Social and Entertainment, (2) Clothing and Apparel, (3) Travel and Mobility, (4) Food/Restaurants and Consumer Staples, (5), Financial Services and Investments, (6) Housing and Home Goods, (7) Education and Employment, and (8) Health and Fitness. These Spending Categories may change over time.

After establishing these Spending Categories, the Index Provider uses a variety of sources - including, but not limited to: industry reports, investment research and financial statements published by companies - to identify companies with significant exposure to these Spending Categories. A company is determined to have significant exposure to a Spending Category if, (i) according to a public filing, it generates a majority of its revenue from one of the Spending Categories, (ii), in the absence of a revenue segment breakdown, it has stated its primary business to be in products and services focused on one of the Spending Categories. The companies identified at this stage are then considered for further analysis, which ultimately determines their eligibility for inclusion in the Underlying Index.

In the final step of the selection process, the Index Provider conducts a composite analysis on the remaining companies to identify Millennial Companies within each of the Spending Categories. As part of this process, the Index Provider utilizes the fundamental research it has conducted on trends related to the millennial generation in order to evaluate companies based on quantitative and qualitative criteria that have been identified as being consistent with millennial demographics and consumer preferences. As of April 15, 2016, some examples of the criteria used in the evaluation process include but are not limited to Ecommerce, social and professional networks, digital media streaming services, athletic and outdoor apparel, multi-family apartments, and peer reviews/recommendations. A company identified as having significant exposure to a criteria will receive additional points as part of the composite scoring process. A company is determined to have significant exposure to a criteria based on its revenue exposure to that particular criteria (relative to the other companies in its Spending Category) or based on its primary stated area of business (relative to other companies in its Spending Category). The Index Provider then scores the companies based on these criteria to determine the companies that are most reflective of Millennial Companies within each Spending Category. These criteria will vary by Spending Category and are subject to evaluation on an annual basis. A minimum of five and a maximum of fifteen companies from each Spending Category are included in the Underlying Index, primarily based on their score in the composite analysis.

The Underlying Index is weighted according to a modified capitalization weighting methodology and is reconstituted and rebalanced annually. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer discretionary, consumer staples, information technology and financial services companies as well as real estate investment trusts (“REITs”).

Disclaimers

INDXX is a service mark of INDXX and has been licensed for use for certain purposes by the Adviser. The Funds are not sponsored, endorsed, sold or promoted by INDXX. INDXX makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. INDXX has no obligation to take the needs of the Adviser or the shareholders of the Funds into consideration in determining, composing or calculating the Underlying Indices. INDXX is not responsible for and has not participated in the determination of the timing, amount or pricing of each Fund Shares to be issued or in the determination or calculation of the equation by which each Fund Shares are to be converted into cash. INDXX has no obligation or liability in connection with the administration, marketing or trading of the Funds.

OTHER SERVICE PROVIDERS

SEI Investments Global Funds Services is the sub-administrator for each Fund.

Brown Brothers Harriman & Co. is the custodian and transfer agent for each Fund.

Stradley Ronon Stevens & Young, LLP serves as legal counsel to Global X Funds® ("Trust") and the Trust's Independent Trustees.

PricewaterhouseCoopers LLP will serve as each Funds' independent registered public accounting firm for the fiscal year ending November 30, 2016.

ADDITIONAL INFORMATION

The Trust enters into contractual arrangements with various parties, including among others, each Funds’ investment adviser, sub-adviser(s) (if applicable), custodian, and transfer agent who provide services to the Funds. Shareholders are not parties to any such contractual arrangements and are not intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Funds that should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the Funds and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

FINANCIAL HIGHLIGHTS

Because each Fund has not commenced operations as of the November 30, 2015 fiscal year end, financial highlights are not yet available.

OTHER INFORMATION

The Funds are not sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Funds to achieve their objectives. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Funds.

For purposes of the 1940 Act, shares that are issued by a registered investment company and purchases of such shares by investment companies and companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act are subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in shares beyond the limits in Section 12(d)(1)(A), subject to certain terms and conditions.

The Trust has obtained an SEC order permitting registered investment companies to invest in Shares, as described above. One such condition stated in the order is that investment companies relying on the order must enter into a written agreement with the Trust.
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealers who are not “underwriters” but are participating in a distribution (as contrasted with ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NASDAQ is satisfied by the fact that the prospectus is available at NASDAQ upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

For more information visit our website at

www.globalxfunds.com

or call 1-888-GXFund-1 (1-888-493-8631)

Investment Adviser and Administrator Global X Management Company LLC 600 Lexington Avenue, 20th Floor New York, NY 10022
Distributor SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456
Custodian and Transfer Agent Brown Brothers Harriman & Co. 50 Post Office Square Boston, MA 02110
Sub-Administrator SEI Investments Global Funds Services One Freedom Valley Drive Oaks, PA 19456
Legal Counsel to the Global X Funds® and Independent Trustees Stradley Ronon Stevens & Young, LLP 1250 Connecticut Avenue, N.W., Suite 500 Washington, DC 20036

A Statement of Additional Information dated May 4, 2016, which contains more details about the Funds, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

Additional information about each Fund and its investments is available in its annual and semi-annual reports to shareholders. The annual report explains the market conditions and investment strategies affecting each Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of each such Fund’s semi-annual and annual report or the Statement of Additional Information by calling 1-888-GXFund-1 (1-888-493-8631). Free copies of each Fund’s semi-annual and annual report and the Statement of Additional Information are available from our website at www.globalxfunds.com.

Information about each Fund, including its semi-annual and annual reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street N.E., Room 1580, Washington, DC 20549-1520.

PROSPECTUS

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

May 4, 2016

Investment Company Act File No.: 811-22209